AMD Financial Results First Quarter 2026 May 5, 2026

2 | | Q1 2026 FINANCIAL RESULTS – May 5, 2026 Cautionary Statement This presentation contains forward-looking statements concerning Advanced Micro Devices, Inc. (AMD), such as the features, functionality, performance, availability, timing and expected benefits of future AMD products; AMD's large growth opportunities across diverse set of markets; AMD's data center AI accelerator opportunity; the expected plans, benefits and timing of AMD’s strategic collaborations; the strategic partnership with Meta and the deployment of up to six gigawatts of AMD Instinct GPUs; AMD's expected second quarter 2026 financial outlook, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP Interest Expense/Other Income (Expense), net, non-GAAP tax rate and diluted share count; AMD’s large and compelling TAM; AMD’s ability to expand Data Center and AI leadership; AMD's financial and operating performance; and AMD’s ability to drive long-term shareholder returns, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are commonly identified by words such as "would," "may," "expects," "believes," "plans," "intends," "projects" and other terms with similar meaning. Investors are cautioned that the forward-looking statements in this press release are based on current beliefs, assumptions and expectations, speak only as of the date of this press release and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Such statements are subject to certain known and unknown risks and uncertainties, many of which are difficult to predict and are generally beyond AMD’s control, that could cause actual results and other future events to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Material factors that could cause actual results to differ materially from current expectations include, without limitation, the following: impact of government actions and regulations such as export regulations, import tariffs, trade protection measures, and licensing requirements; competitive markets in which AMD’s products are sold; the cyclical nature of the semiconductor industry; market conditions of the industries in which AMD products are sold; AMD's ability to introduce products on a timely basis with expected features and performance levels; loss of a significant customer; economic and market uncertainty; quarterly and seasonal sales patterns; AMD's ability to adequately protect its technology or other intellectual property; unfavorable currency exchange rate fluctuations; ability of third party manufacturers to manufacture AMD's products on a timely basis in sufficient quantities and using competitive technologies; availability of essential equipment, materials, components (such as memory), substrates or manufacturing processes; ability to achieve expected manufacturing yields for AMD’s products; AMD's ability to generate revenue from its semi-custom SoC products; potential security vulnerabilities; potential security incidents including IT outages, data loss, data breaches and cyberattacks; uncertainties involving the ordering and shipment of AMD’s products; AMD’s reliance on third-party intellectual property to design and introduce new products; AMD's reliance on third-party companies for design, manufacture and supply of motherboards, software, memory and other computer platform components; AMD's reliance on Microsoft and other software vendors' support to design and develop software to run on AMD’s products; AMD’s reliance on third-party distributors and add-in-board partners; impact of modification or interruption of AMD’s internal business processes and information systems; compatibility of AMD’s products with some or all industry-standard software and hardware; costs related to defective products; failure to maintain an efficient supply chain as customer demand changes; AMD's ability to rely on third party supply-chain logistics functions; AMD’s ability to effectively control sales of its products on the gray market; impact of climate change on AMD’s business; AMD’s ability to realize its deferred tax assets; potential tax liabilities; current and future claims and litigation; impact of environmental laws, conflict minerals related provisions and other laws or regulations; evolving expectations from governments, investors, customers and other stakeholders regarding corporate responsibility matters; issues related to the responsible use of AI; restrictions imposed by agreements governing AMD’s notes, the guarantees of Xilinx’s notes and the revolving credit agreement; AMD’s ability to satisfy financial obligations under guarantees, leases and other commercial commitments; impact of acquisitions, joint ventures and/or investments on AMD’s business and AMD’s ability to integrate acquired businesses; impact of any impairment of the combined company’s assets; political, legal and economic risks and natural disasters; future impairments of technology license purchases; AMD’s ability to attract and retain key employees; and AMD’s stock price volatility. Investors are urged to review in detail the risks and uncertainties in AMD’s Securities and Exchange Commission filings, including but not limited to AMD’s most recent reports on Forms 10-K and 10-Q. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. NON-GAAP Financial Measures In this presentation, in addition to GAAP financial results, AMD has provided non-GAAP financial measures including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating expenses/revenue percent, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income and non-GAAP diluted earnings per share. AMD uses a normalized tax rate in its computation of the non-GAAP income tax provision to provide better consistency across the reporting periods. For fiscal 2026, AMD uses a projected non-GAAP tax rate of 13%, which excludes the tax impact of pre-tax non-GAAP adjustments. AMD also provides adjusted free cash flow as supplemental non- GAAP measures of its performance. AMD is providing these financial measures because it believes this non-GAAP presentation makes it easier for investors to compare its operating results for current and historical periods and also because AMD believes it assists investors in comparing AMD’s performance across reporting periods on a consistent basis by excluding items that it does not believe are indicative of its core operating performance. The non-GAAP financial measures disclosed in this presentation should be viewed in addition to and not as a substitute for or superior to AMD’s reported results prepared in accordance with GAAP and should be read only in conjunction with AMD’s Consolidated Financial Statements prepared in accordance with GAAP. These non-GAAP financial measures referenced are reconciled to their most directly comparable GAAP financial measures in the Appendices at the end of this presentation. This presentation also contains forward-looking non-GAAP measures concerning AMD’s financial outlook such as gross margin, operating expenses, interest expense/other income (expense), net, tax rate and diluted share count. These forward-looking non- GAAP measures are based on current expectations as of May 5, 2026, and assumptions and beliefs that involve numerous risks and uncertainties. AMD undertakes no intent or obligation to publicly update or revise its forward-looking statements made in this presentation except as may be required by law.

3 | | Q1 2026 FINANCIAL RESULTS – May 5, 2026 Our Journey Leadership Product Portfolio Expanding Customer & Partner Ecosystem Data Center and AI Growth Strong Financial Foundation

4 | | Q1 2026 FINANCIAL RESULTS – May 5, 2026 Powering AI and High-Performance Compute Everywhere Strategic Pillars High-Performance, Adaptive and Custom AI Platforms Powering AI Everywhere Cloud, Enterprise and Rack-Scale Solutions Expand Data Center Leadership Production-Grade AMD ROCm Software Stack Open Software Platforms & Developer Enablement CPU, GPU, FPGA, Networking, System-on-Chip, Chiplets & Packaging Extend Compute Technology Leadership

5 | | Q1 2026 FINANCIAL RESULTS – May 5, 2026 Large Growth Opportunities Across a Diverse Set of Markets Embedded Industry’s broadest portfolio of adaptive and embedded computing platforms Data Center Leadership performance and TCO across cloud, enterprise and AI workloads Client and Gaming Performance, efficiency and AI capabilities for commercial and consumer PC and gaming experiences

6 | | Q1 2026 FINANCIAL RESULTS – May 5, 2026 Q1 2026 Revenue Revenue of $10.3 billion increased 38% y/y Driven primarily by strong growth in our Data Center and Client and Gaming segments and a return to growth in the Embedded segment $7.4B $10.3B Q1 2025 Q1 2026

7 | | Q1 2026 FINANCIAL RESULTS – May 5, 2026 Q1 2026 Gross Margin 1. See Appendices for GAAP to Non-GAAP reconciliation GAAP Non-GAAP 1 54% 55% Q1 2025 Q1 2026 Non-GAAP gross margin1 was up 170bps y/y driven by a favorable product mix, including a higher Data Center revenue contribution 50% 53% Q1 2025 Q1 2026

8 | | Q1 2026 FINANCIAL RESULTS – May 5, 2026 Q1 2026 Operating Income GAAP Non-GAAP 1 Operating income growth driven by higher revenue partially offset by higher operating expenses Q1 2025 Q1 2026 $0.8B $1.5B 1. See Appendices for GAAP to Non-GAAP reconciliation $1.8B $2.5B Q1 2025 Q1 2026

9 | | Q1 2026 FINANCIAL RESULTS – May 5, 2026 GAAP EPS up 91% y/y, primarily driven by higher revenue Q1 2026 Diluted Earnings Per Share GAAP Non-GAAP 1 1. See Appendices for GAAP to Non-GAAP reconciliation $0.44 $0.84 Q1 2025 Q1 2026 Non-GAAP EPS up 43% y/y driven by strong revenue growth and both gross and operating margin expansion $0.96 $1.37 Q1 2025 Q1 2026

10 | | Q1 2026 FINANCIAL RESULTS – May 5, 2026 Q1 2026 Summary P&L | GAAP Q/QQ4’25Y/YQ1’25Q1’26$ in millions, except per share data and % Flat $10,270 Up 38% $7,438 $10,253 Revenue Down 3% $5,577 Up 45% $3,736 $5,416 Gross Profit Down 1 ppt 54%Up 3 ppts 50%53%Gross Margin Up 3% $3,825 Up 34% $2,930 $3,940 Operating Expenses Up 1% 37%Down 1% 39%38%Operating Expense/Revenue % Down 16% $1,752 Up 83% $806 $1,476 Operating Income Down 3 ppts 17%Up 3 ppts 11%14%Operating Margin Down 8% $1,511 Up 95% $709 $1,383 Net Income Down 9% $0.92 Up 91% $0.44 $0.84 Diluted Earnings Per Share

11 | | Q1 2026 FINANCIAL RESULTS – May 5, 2026 Q1 2026 Summary P&L | NON-GAAP1 Q/QQ4’25Y/YQ1’25Q1’26$ in millions, except per share data and % Flat $10,270 Up 38% $7,438 $10,253 Revenue Down 3% $5,855 Up 42% $3,992 $5,685 Gross Profit Down 2 ppts 57%Up 1 ppt 54%55%Gross Margin Up 5% $3,001 Up 42% $2,213 $3,145 Operating Expenses Up 2% 29%Up 1% 30%31%Operating Expense/Revenue % Down 11% $2,854 Up 43% $1,779 $2,540 Operating Income Down 3 ppts 28%Up 1 ppt 24%25%Operating Margin Down 10% $2,519 Up 45% $1,566 $2,265 Net Income Down 10% $1.53 Up 43% $0.96 $1.37 Diluted Earnings Per Share 1. See Appendices for GAAP to Non-GAAP reconciliation

12 | | Q1 2026 FINANCIAL RESULTS – May 5, 2026 Q1 2026 Segment Results Q/QQ4'25Y/YQ1’25Q1’26$ in millions Data Center Up 7%5,380Up 57%3,6745,775Net Revenue Down 9%1,752 Up 72%932 1,599 Operating Income Client & Gaming Down 9%3,940Up 23%2,9413,605Net Revenue Down 21%725Up 16%496 575 Operating Income Embedded Down 8%950Up 6%823873Net Revenue Down 5%357Up 3%328 338 Operating Income

13 | | Q1 2026 FINANCIAL RESULTS – May 5, 2026 1. See Appendices for GAAP to Non-GAAP reconciliation Q/QQ4’25Q1’26$ in millions Up 17% $10,552 $12,347 Cash, Cash Equivalents and Short-term Investments Down 4% $6,315 $6,035Accounts Receivable, Net Up 2% $7,920 $8,045 Inventories Flat $3,222 $3,224 Total Debt Q1 2026 Summary Balance Sheet Items Record cash from operating activities of continuing operations of $3.0 billion; record free cash flow of $2.6 billion1

Q1 2026 Data Center Segment

Revenue



$3.7B
$5.8B
Q1 2025
Q1 2026

Revenue
$5.8 Billion
Up 57% y/y

Driven by strong demand for AMD EPYC™ processors and AMD Instinct™ GPUs

Operating Margin



25%
28%
Q1 2025
Q1 2026

Operating Income
$1.6 Billion
vs. $0.9 Billion a year ago

Driven by higher revenue partially offset by higher operating expenses

Strategic Highlights

AMD EPYC AMD INSTINCT AMD PENSANDO

- Meta plans to deploy up to 6 GW of AMD Instinct™ GPUs, with the first 1-GW deployment powered by a custom AMD Instinct MI450-based GPU. Meta will also be a lead customer for 6th Gen AMD EPYC™ CPUs.
- AWS, Google Cloud, Microsoft Azure and Tencent announced new and expanded 5th Gen EPYC-powered cloud instances, including Google Cloud H4D VMs for HPC and Azure instances across general-purpose, memory- and compute-optimized workloads.
- In the latest MLPerf® results, AMD Instinct MI355X GPUs delivered strong competitive performance across the full suite, with leadership results in multiple categories.
- Announced EPYC 8005 Server CPUs, delivering leadership performance per-watt-per-dollar for telecommunications and edge environments.
- AMD and Samsung announced a collaboration on HBM4 supply for AMD Instinct MI455X GPUs and advanced DRAM solutions for 6th Gen AMD EPYC CPUs.

14 | Q1 2026 FINANCIAL RESULTS – May 5, 2026

AMD
together we advance_

15 | | Q1 2026 FINANCIAL RESULTS – May 5, 2026 Q1 2026 Client and Gaming Segment 17% 16% Q1 2025 Q1 2026 Revenue Operating Margin Driven by higher revenue partially offset by higher operating expenses Revenue $3.6 Billion Up 23% y/y Operating Income $575 Million vs. $496 Million a year ago Strategic Highlights • Launched AMD Ryzen AI PRO 400 Series processors, enabling next-generation enterprise desktop PCs that deliver Copilot+ experiences. • Introduced Ryzen 9950X3D2 Dual Edition processors, delivering enhanced performance for creative and developer workloads with dual stacks of 3D V-Cache . • Enabled day-zero support for the latest Gemma 4 models on AMD Ryzen AI processors and Radeon GPUs. • Released FSR 4.1 and Ray Regeneration 1.1, improving raytracing performance for high-quality visuals Client $2.3B Client $2.9B Gaming $0.6B Gaming $0.7B Q1 2025 Q1 2026 $2.9B $3.6B Driven by strong sales of the latest AMD Ryzen processors and continued share gains across consumer and commercial markets

Q1 2026 Embedded Segment

Revenue



$823M
$873M
Q1 2025
Q1 2026

Revenue

$873 Million

Up 6% y/y

Demand strengthened across several end markets

Operating Margin



40%
39%
Q1 2025
Q1 2026

Operating Income

$338 Million

vs. $328 Million a year ago

Relatively flat due to end market mix

Strategic Highlights

AMD SPARTAN · AMD VERSAL · AMD ALVEO · AMD ZYNQ · AMD EPYC Embedded · AMD RYZEN Embedded

- Launched the Kintex™ UltraScale+™ Gen 2 family of mid-range FPGAs, delivering advanced memory bandwidth and I/O performance for industrial, imaging and broadcast applications.
- Cisco announced that AMD Ryzen Embedded V3000 processors will power new Cisco N9300 Series switches and 8000 Series routers for AI workloads.
- Announced new Ryzen AI Embedded P100 Series processors, delivering scalable, power-efficient AI compute for industrial and edge applications.

16 | Q1 2026 FINANCIAL RESULTS – May 5, 2026

AMD together we advance_

Financial Outlook – NON-GAAP[1]

	Q2'26
Revenue	~$11.2 Billion +/- $300 Million
Gross Margin	~56%
Operating Expenses	~$3.3 Billion
Interest Expense/Other Income (Expense), net	$60 Million
Effective Tax Rate	13% of pre-tax income
Diluted Share Count[2]	~1.66 Billion shares

1. See Cautionary Statement on Slide 2. These forward-looking outlook statements and non-GAAP measures are based on current expectations as of May 5, 2026, and assumptions and beliefs that involve numerous risks and uncertainties. AMD undertakes no intent or obligation to publicly update or revise its outlook statements as a result of new information, future events or otherwise, except as may be required by law. All items, except revenue, are on a non-GAAP basis. Adjustments to arrive at the GAAP financial outlook typically include stock-based compensation, amortization of acquired intangible assets, income tax provision, and other non-recurring items such as impairment charges and acquisition-related costs. A reconciliation to equivalent GAAP measures is not practicable at this time as the timing and impact of such adjustments are dependent on future events that are typically uncertain or outside of AMD's control. Such events may include unanticipated changes in AMD's GAAP effective tax rate, unanticipated one-time charges related to asset impairments, unanticipated acquisition-related expenses, unanticipated gains, losses, and impairments, and other unanticipated non-recurring items not reflective of ongoing operations.
2. Refer to Diluted Share Count overview in the Appendices.

17 | Q1 2026 FINANCIAL RESULTS – May 5, 2026

AMD
together we advance_

18 | | Q1 2026 FINANCIAL RESULTS – May 5, 2026 Q1 2026 Summary1 1. See Appendices for GAAP to Non-GAAP reconciliation Accelerating revenue growth, earnings expansion and record quarterly free cash flow Revenue $10.3B Up 38% Y/Y Gross Margin 53% Non-GAAP Gross Margin 55% Data Center Segment Revenue $5.8B Up 57% Y/Y Client and Gaming Segment Revenue $3.6B Up 23% Y/Y Diluted EPS $0.84 Non-GAAP Diluted EPS $1.37

19 | | Q1 2026 FINANCIAL RESULTS – May 5, 2026 Corporate Responsibility at AMD Environmental Advancing environmental solutions across our products, supply chain and operations while accelerating energy efficiency for IT users Social Fostering a workplace where all voices are welcome and valued, partnering with suppliers and positively impacting our communities Governance Integrating corporate responsibility and governance across product design, supply chain, operations and external engagement

20 | | Q1 2026 FINANCIAL RESULTS – May 5, 2026 Our Momentum Driving Long-term Shareholder Returns Large and Compelling TAM Expanding Data Center and AI Leadership World-Class Execution and Focus Strong Balance Sheet Technology Leadership

21 | | Q1 2026 FINANCIAL RESULTS – May 5, 2026 Appendices Q4’25Q1’25Q1’26$ in millions, except % (Unaudited) $ 5,577$ 3,736$ 5,416GAAP gross profit 54%50%53%GAAP gross margin 858Stock-based compensation 260251261Amortization of acquisition-related intangibles 1--Acquisition-related and other costs (1) 9--Loss contingency on legal matter $ 5,855$ 3,992$ 5,685Non-GAAP gross profit 57%54%55%Non-GAAP gross margin (1) Acquisition-related and other costs primarily include transaction costs, purchase price fair value adjustments for inventory, certain compensation charges, and workforce rebalancing charges. Reconciliation of GAAP to Non-GAAP Gross Profit and Gross Margin Q4’25Q1’25Q1’26$ in millions, except % (Unaudited) $ 3,825$ 2,930$ 3,940GAAP operating expenses 37%39%38%GAAP operating expenses/revenue % 478359479Stock-based compensation 297316290Amortization of acquisition-related intangibles 494226Acquisition-related and other costs (1) $ 3,001$ 2,213$ 3,145Non-GAAP operating expenses 29%30%31%Non-GAAP operating expenses/revenue % Reconciliation of GAAP to Non-GAAP Operating Expenses

22 | | Q1 2026 FINANCIAL RESULTS – May 5, 2026 Appendices Q4’25Q1’25Q1’26$ in millions, except % (Unaudited) $ 1,752$ 806$ 1,476GAAP operating income 17%11%14%GAAP operating margin 486364487Stock-based compensation 557567551Amortization of acquisition-related intangibles 504226Acquisition-related and other costs (1) 9--Loss contingency on legal matter $ 2,854$ 1,779$ 2,540Non-GAAP operating income 28%24%25%Non-GAAP operating margin Reconciliation of GAAP Operating Income to Non-GAAP Operating Income (1) Acquisition-related and other costs primarily include transaction costs, purchase price fair value adjustments for inventory, certain compensation charges, and workforce rebalancing charges.

Appendices

Reconciliation of GAAP to Non-GAAP Net Income / Diluted Earnings Per Share

$ in millions, except per share data (Unaudited)	Q1'26		Q1'25		Q4'25	
GAAP net income / earnings per share	$ 1,383	$ 0.84	$ 709	$ 0.44	$ 1,511	$ 0.92
Stock-based compensation	487	0.30	364	0.22	486	0.29
Amortization of acquisition-related intangibles	551	0.33	567	0.35	557	0.34
Acquisition-related and other costs [1]	27	0.02	42	0.03	50	0.03
Loss contingency on legal matter	-	-	-	-	9	0.01
(Gains) losses on long-term investments, net	(66)	(0.04)	2	-	(280)	(0.17)
Equity income in investee	(6)	-	(7)	-	(1)	-
Income tax provision	(100)	(0.07)	(111)	(0.08)	78	0.04
(Income) loss from discontinued operations, net of tax [2]	(11)	(0.01)	-	-	109	0.07
Non-GAAP net income / earnings per share	$ 2,265	$ 1.37	$ 1,566	$ 0.96	$ 2,519	$ 1.53

(1) Acquisition-related and other costs primarily include transaction costs, purchase price fair value adjustments for inventory, certain compensation charges, and workforce rebalancing charges.
(2) (Income) loss from discontinued operations relates to ZT Systems' manufacturing business which was divested in the fourth quarter of 2025, and includes impact from measurement period adjustments.

23 | Q1 2026 FINANCIAL RESULTS – May 5, 2026

AMD
together we advance_

24 | | Q1 2026 FINANCIAL RESULTS – May 5, 2026 Appendices Reconciliation of GAAP Net Cash Provided by Operating Activities of Continuing Operations to Free Cash Flow Q1’26$ in millions, except % (Unaudited) $ 2,955GAAP net cash provided by operating activities of continuing operations 29%Operating cash flow margin % from continuing operations (389)Purchases of property and equipment $ 2,566Free cash flow 25%Free cash flow margin %

25 | | Q1 2026 FINANCIAL RESULTS – May 5, 2026 Appendices Share Count Overview The table above provides actual share count for Q1’26 and an estimate of share count to use when calculating GAAP and non-GAAP diluted earnings per share for Q2’26. (1) Share counts are weighted average shares. (2) The dilutive impact of employee equity grants is based on the Treasury Stock method and is dependent on the average stock price during the period. The Q1’26 average stock price was $214. The estimated dilutive impact of employee equity grants in Q2’26 is based on the average stock price of $253 between March 29, 2026 and Apr il 24, 2026. Q2’26Q1’26 Shares (millions) (Unaudited) (1) EstimateActual 1,6321,631Basic shares 2319Dilutive impact from employee equity grants (2) 1,6551,650Diluted shares

26 | | Q1 2026 FINANCIAL RESULTS – May 5, 2026